UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05189

THE IBERO-AMERICA FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: May 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

The Ibero-America Fund

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 15, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for The Ibero-America Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2011. This Fund is a closed-end fund that trades under the New York Stock Exchange Symbol “SNF”.

The Board of Directors has unanimously approved the liquidation and dissolution of the Fund, subject to stockholder approval. It is anticipated that the Plan of Liquidation and Dissolution will be submitted to the Fund’s stockholders at a special meeting to be called for that purpose on Wednesday, August 31, 2011. The close of business on Thursday, July 7, 2011 was the record date for the special meeting of stockholders.

Investment Objective and Policies

The Fund seeks long-term growth of capital.

The Fund invests, under normal circumstances, at least 80% of its assets in securities issued by companies located in Ibero-America countries. Ibero-America countries include Spain, Portugal and the historically Spanish- and Portuguese-speaking countries of Central and South America.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Madrid Stock Exchange General Index (IGBM), for the six- and 12-month periods ended May 31, 2011. Also included are returns for the Morgan Stanley Capital Interna-

tional Emerging Markets (MSCI EM) Latin America Index.

The Fund underperformed the IGBM for the six- and 12-month periods, and outperformed the MSCI EM Latin America during both periods. As of May 31, 2011, the Fund was invested 74% in Spanish-listed companies and the remaining 26% in Latin-American companies.

Equity markets remained volatile during the 12-month period ended May 31, 2011. Uncertainty related to the European sovereign debt crisis and the global pace of economic recovery were significant drivers of market sentiment during this period. During the six-month period ended May 31, 2011, however, the Spanish market had been one of the best performing markets, driven by improved visibility on the recapitalization of the Spanish financial sector. Although performance of Latin American equities was strong during the 12-month period, markets have seen a pause in performance during the six-month period ended May 31, 2011, as a consequence of inflationary concerns and volatility in key commodities. These concerns affected the performance of some of the Fund’s Latin American holdings, including America Movil and Gerdau. These were the main detractors for both the six- and 12-month periods ended May 31, 2011.

Market Review and Investment Strategy

During the six-month period ended May 31, 2011, the Spanish government provided the markets with a

THE IBERO-AMERICA FUND •	1

more credible message of commitment to address fiscal and financial sector issues. Although the Fund’s investment management team (the “Team”) thinks more clarity and credibility are important developments, they also believe it is fair to say that a lot has been “announced” but little “executed”. There are still key pending reforms which relate to regional and local government, labor, pension and the financial system. The Team believes these are particularly important for the government to be able to meet fiscal targets, especially as they look into 2012.

The Team continues to believe that the right investment strategy is to be selective. The Fund remains focused on geographically diversified Spanish companies. In Latin America, the Team remains positive on the growth prospects of the region despite recent inflationary concerns.

2	• THE IBERO-AMERICA FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Ibero-America Fund Shareholder Information

The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 25.

Benchmark Disclosure

Neither the unmanaged IGBM nor the MSCI EM Latin America Index reflect the fees and expenses associated with the active management of a fund. The IGBM is a capitalization-weighted index that measures the performance of a selected number of Continuous Market (Sistema de Interconexión Bursátil Español—SIBE) securities. The SIBE is a fully transparent order driven, electronic trading system owned by the four major Spanish Exchanges. The IGBM is the principal index for the Madrid Stock Exchange and represents the construction, financial services, communications, consumer, capital/intermediate goods, energy and market service sectors. The MSCI EM Latin America Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. As of June 2007 the MSCI EM Latin America Index consisted of the following five emerging market country indices: Brazil, Chile, Colombia, Mexico and Peru. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

(Historical Performance continued on next page)

THE IBERO-AMERICA FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

Investment in the Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund’s assets may be invested in Spanish, Portuguese and historically Spanish and Portuguese-speaking countries of Central and South America, and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the U.S. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the U.S.

The Fund’s investments in emerging markets are subject to emerging market risk. Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.

(Historical Performance continued on next page)

4	• THE IBERO-AMERICA FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
The Ibero-America Fund (NAV)	17.70%	33.41%

Madrid Stock Exchange General Index (IGBM)	26.75%	34.09%

MSCI EM Latin America Index	4.88%	22.22%

The Fund’s market price per share on May 31, 2011, was $7.45. The Fund’s NAV price per share on May 31, 2011, was $8.01. For additional Financial Highlights, please see page 23.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 3-4.

THE IBERO-AMERICA FUND •	5

Historical Performance

PORTFOLIO SUMMARY

May 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $71.3

*	All data are as of May 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

6	• THE IBERO-AMERICA FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Telefonica SA	$9,948,129	13.9%
Banco Santander SA	7,363,901	10.3
Inditex SA	5,554,223	7.8
Iberdrola SA	5,161,891	7.2
Repsol YPF SA	4,402,021	6.2
America Movil SAB de CV	3,342,650	4.7
Banco Bilbao Vizcaya Argentaria SA	3,339,614	4.7
Criteria Caixacorp SA	3,108,638	4.4
Obrascon Huarte Lain SA	2,424,360	3.4
Tecnicas Reunidas SA	1,569,795	2.2
	$46,215,222	64.8%

*	Long-term investments.

THE IBERO-AMERICA FUND •	7

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 29.2%
Commercial Banks – 18.7%
Banco Bilbao Vizcaya Argentaria SA(a)	284,450	$3,339,614
Banco Santander SA	617,876	7,363,901
Grupo Financiero Banorte SAB de CV – Class O	297,400	1,383,046
Itausa - Investimentos Itau SA (Preference Shares)	165,102	1,235,845

		13,322,406

Consumer Finance – 1.9%
Compartamos SAB de CV	705,200	1,353,291

Diversified Financial Services – 5.8%
BM&F BOVESPA SA	50,600	363,044
Corp. Financiera Alba	11,948	704,969
Criteria Caixacorp SA	426,424	3,108,638

		4,176,651

Insurance – 2.0%
Grupo Catalana Occidente SA	59,027	1,441,151

Real Estate Management & Development – 0.8%
BR Malls Participacoes SA	48,300	558,997

		20,852,496

Telecommunication Services – 18.6%
Diversified Telecommunication Services – 13.9%
Telefonica SA	409,082	9,948,129

Wireless Telecommunication Services – 4.7%
America Movil SAB de CV	1,266,700	3,342,650

		13,290,779

Consumer Discretionary – 13.7%
Auto Components – 1.3%
Cie Automotive SA(b)	100,510	912,050

Diversified Consumer Services – 1.1%
Anhanguera Educacional Participacoes SA	35,000	749,802

Hotels, Restaurants & Leisure – 0.6%
Sol Melia SA	36,300	452,857

Household Durables – 2.2%
PDG Realty SA Empreendimentos e Participacoes	146,800	921,134
Tecnisa SA	80,800	665,758

		1,586,892

8	• THE IBERO-AMERICA FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.7%
Antena 3 de Television SA	33,820	$268,124
Mediaset Espana Comunicacion SA	26,900	243,284

		511,408

Specialty Retail – 7.8%
Inditex SA	60,947	5,554,223

		9,767,232

Energy – 12.0%
Energy Equipment & Services – 2.2%
Tecnicas Reunidas SA	27,788	1,569,795

Oil, Gas & Consumable Fuels – 9.8%
Petroleo Brasileiro SA	40,000	680,209
QGEP Participacoes SA	95,300	1,146,439
Repsol YPF SA	128,832	4,402,021
Ultrapar Participacoes SA (Preference Shares)	41,600	728,511

		6,957,180

		8,526,975

Utilities – 8.6%
Electric Utilities – 7.9%
EDP - Energias de Portugal SA	117,300	437,211
Iberdrola SA	581,812	5,161,891

		5,599,102

Gas Utilities – 0.7%
Enagas SA	22,065	521,047

		6,120,149

Industrials – 8.0%
Commercial Services & Supplies – 1.8%
Prosegur Cia de Seguridad SA	22,349	1,291,322

Construction & Engineering – 5.3%
Ferrovial SA	106,900	1,361,465
Obrascon Huarte Lain SA	64,743	2,424,360

		3,785,825

Machinery – 0.9%
Construcciones y Auxiliar de Ferrocarriles SA	1,150	648,746

		5,725,893

Consumer Staples – 3.9%
Beverages – 1.2%
Cia de Bebidas das Americas (Preference Shares)	26,810	827,537

Food & Staples Retailing – 2.1%
Grupo Comercial Chedraui SA de CV	203,600	666,923
Wal-Mart de Mexico SAB de CV	274,900	834,832

		1,501,755

Personal Products – 0.6%
Hypermarcas SA	47,700	448,959

		2,778,251

THE IBERO-AMERICA FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.1%
Health Care Providers & Services – 1.3%
Diagnosticos da America SA	66,400	$942,710

Pharmaceuticals – 0.8%
CFR Pharmaceuticals SA(b)	783,265	197,126
Genomma Lab Internacional SAB de CV(b)	137,300	354,001

		551,127

		1,493,837

Materials – 1.7%
Metals & Mining – 1.7%
Gerdau SA (Preference Shares)	65,800	721,913
Tubacex SA(b)	102,700	465,507

		1,187,420

Information Technology – 0.5%
IT Services – 0.5%
Amadeus IT Holding SA(b)	17,700	363,840

Total Common Stocks (cost $49,478,293)		70,106,872

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $30,842)	30,842	30,842

Total Investments – 98.4% (cost $49,509,135)		70,137,714
Other assets less liabilities – 1.6%		1,173,889

Net Assets – 100.0%		$71,311,603

(a)	Security represents investments in an affiliate. (See Note B)

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

10	• THE IBERO-AMERICA FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $48,794,492)	$66,767,258
Affiliated issuers (cost $714,643)	3,370,456
Foreign currencies, at value (cost $1,370,512)	1,386,902
Dividends and interest receivable	81,652
Other assets	10,432

Total assets	71,616,700

Liabilities
Legal fee payable	74,608
Transfer Agent fee payable	65,375
Management fee payable	50,888
Printing fee payable	33,520
Audit fee payable	30,573
Directors’ fee payable	1,255
Accrued expenses and other liabilities	48,878

Total liabilities	305,097

Net Assets	$71,311,603

Composition of Net Assets
Capital stock, at par	$89,057
Additional paid-in capital	51,936,088
Undistributed net investment income	263,767
Accumulated net realized loss on investment and foreign currency transactions	(1,622,363)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	20,645,054

$71,311,603

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value (based on 8,905,699 shares outstanding)	$8.01

See notes to financial statements.

THE IBERO-AMERICA FUND •	11

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $187,642)	$1,197,181
Affiliated issuers (net of foreign taxes withheld of $4,887)	27,757
Interest	532	$1,225,470

Expenses
Management fee (see Note B)	281,961
Legal	122,704
Directors’ fees	66,021
Printing	38,796
Transfer agency	37,699
Custodian	30,710
Audit	22,387
Registration fees	12,225
Miscellaneous	20,333

Total expenses		632,836

Net investment income		592,634

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions—unaffiliated issuers		947,973
Investment transactions—affiliated issuers		11
Foreign currency transactions		(163,465)
Net change in unrealized appreciation/depreciation of:
Investments		9,179,109
Foreign currency denominated assets and liabilities		98,151

Net gain on investment and foreign currency transactions		10,061,779

Net Increase in Net Assets from Operations		$10,654,413

See notes to financial statements.

12	• THE IBERO-AMERICA FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$592,634		$766,651
Net realized gain on investment and foreign currency transactions	784,519		2,789,190
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,277,260		(15,115,770)

Net increase (decrease) in net assets from operations	10,654,413		(11,559,929)
Dividends and Distributions to Shareholders from
Net investment income	(605,587)		– 0	–
Capital Stock Transactions
Sale of Capital Stock	– 0	–	782

Total increase (decrease)	10,048,826		(11,559,147)
Net Assets
Beginning of period	61,262,777		72,821,924

End of period (including undistributed net investment income of $263,767 and $276,720, respectively)	$71,311,603		$61,262,777

See notes to financial statements.

THE IBERO-AMERICA FUND •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

The Ibero-America Fund, Inc. (the “Fund”), formerly The Spain Fund, Inc., was incorporated in the State of Maryland on June 30, 1987, and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Investment Manager”)

14	• THE IBERO-AMERICA FUND

Notes to Financial Statements

may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

THE IBERO-AMERICA FUND •	15

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$5,599,192		$15,253,304		$	– 0	–	$20,852,496
Telecommunication Services	3,342,650		9,948,129			– 0	–	13,290,779
Consumer Discretionary	2,336,694		7,430,538			– 0	–	9,767,232
Energy	2,555,159		5,971,816			– 0	–	8,526,975
Utilities	– 0	–	6,120,149			– 0	–	6,120,149
Industrials	1,940,068		3,785,825			– 0	–	5,725,893
Consumer Staples	2,778,251		– 0	–		– 0	–	2,778,251
Health Care	1,493,837		– 0	–		– 0	–	1,493,837
Materials	721,913		465,507			– 0	–	1,187,420
Information Technology	– 0	–	363,840			– 0	–	363,840
Short-Term Investments	30,842		– 0	–		– 0	–	30,842

Total Investments in Securities . . .	20,798,606		49,339,108	†		– 0	–	70,137,714
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total	$20,798,606		$49,339,108		$	– 0	–	$70,137,714

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency

16	• THE IBERO-AMERICA FUND

Notes to Financial Statements

denominated assets and liabilities. The exchange rate for the Euro at May 31, 2011 was .69 EUR to U.S. $1.00.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Until the third quarter of 2009, the Fund had a managed distribution policy under which the Fund distributed to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year.

The Fund suspended payments under its managed distribution policy effective after the distribution made in the third quarter of 2009. On an annual basis, the Fund will continue to make distributions in order to meet distribution requirements under the Internal Revenue Code, if needed, in the fourth quarter.

THE IBERO-AMERICA FUND •	17

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011, amounted to $40,708, of which $0, $0 and $4,701 was paid to Banco Bilbao Vizcaya Argentina (“BBVA”), Sanford C. Bernstein Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Investment Manager.

BBVA serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2011, the Fund did not earn interest income on cash balances maintained at the subcustodian. Based on publicly available filings, BBVA currently owns approximately 17% of the Fund’s outstanding shares of Common Stock and was therefore an “affiliated person” as defined under the Investment Company Act of 1940.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”) a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. There were no amounts reimbursed to ABIS for the six months ended May 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Investment Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Investment Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011, is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$ 89	$695	$753	$31	$	– 0	–*

*	Amount is less than $500.

18	• THE IBERO-AMERICA FUND

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$18,170,060		$18,041,028
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$21,226,288
Gross unrealized depreciation	(597,709)

Net unrealized appreciation	$20,628,579

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.”

The Fund did not engage in derivative transactions for the six months ended May 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

THE IBERO-AMERICA FUND •	19

Notes to Financial Statements

NOTE D

Capital Stock

During the six months ended May 31, 2011, the Fund had no shares issued in connection with the Fund’s dividend reinvestment plan. During the year ended November 30, 2010, residual capital stock shares held by the Fund were sold in the amount of $782.

NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Investment in the Fund’s shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Ibero-American equities market. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund’s investments.

Emerging Markets Securities Risk—Investments in emerging market countries may impose risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have

20	• THE IBERO-AMERICA FUND

Notes to Financial Statements

different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into in derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010			2009
Distributions paid from:
Ordinary income	$	– 0	–	$2,387,371
Long-term capital gains		– 0	–	– 0	–

Total taxable distributions		– 0	–	2,387,371
Tax return of capital		– 0	–	3,490,346

Total distributions paid	$	– 0	–	$5,877,717

THE IBERO-AMERICA FUND •	21

Notes to Financial Statements

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$601,052
Accumulated capital and other losses	(1,780,646	)(a)
Unrealized appreciation/(depreciation)	10,417,226	(b)

Total accumulated earnings/(deficit)	$9,237,632

(a)

On November 30, 2010, the Fund had a net capital loss carryover for federal income tax purposes of $1,780,646 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $3,031,698.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, and investments in passive foreign investment companies.

NOTE G

Subsequent Events

On June 8, 2011, the Fund’s Board of Directors unanimously approved the liquidation and dissolution of the Fund, subject to stockholder approval. It is anticipated that the Plan of Liquidation and Dissolution will be submitted to the Fund’s stockholders at a special meeting to be called for that purpose on Wednesday, August 31, 2011. The close of business on Thursday, July 7, 2011 was the record date for the special meeting of stockholders.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

22	• THE IBERO-AMERICA FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 6.88	$ 8.18	$ 5.89	$ 15.40	$ 13.24	$ 10.12

Income From Investment Operations
Net investment income(a)	.07	.09	.15	.17	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.13	(1.39)	2.80	(6.30)	3.51	4.06

Net increase (decrease) in net asset value from operations	1.20	(1.30)	2.95	(6.13)	3.66	4.18

Less: Dividends and Distributions
Dividends from net investment income	(.07)	– 0	–	(.27)	(1.22)	(1.03)	(.12)
Tax return of capital	– 0	–	– 0	–	(.39)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(2.16)	(.47)	(.94)

Total dividends and distributions	(.07)	– 0	–	(.66)	(3.38)	(1.50)	(1.06)

Net asset value, end of period	$ 8.01	$ 6.88	$ 8.18	$ 5.89	$ 15.40	$ 13.24

Market value, end of period	$ 7.45	$ 6.00	$ 7.37	$ 5.00	$ 15.24	$ 14.70

Premium/(Discount), end of period	(6.99)%	(12.79)%	(9.90)%	(15.11)%	(1.04)%	11.03%
Total Return
Total investment return based on(b):
Market value	25.53%	(18.59)%	65.63%	(57.13)%	14.22%	29.05%
Net asset value	17.70%	(15.89)%	56.05%	(50.03)%	28.15%	42.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,312	$61,263	$72,822	$52,450	$135,681	$116,105
Ratio to average net assets of:
Expenses	1.85	%(c)	2.16%	1.99%	1.46%	1.25%	1.56%
Net investment income	1.73	%(c)	1.20%	2.26%	1.63%	1.05%	1.12%
Portfolio turnover rate	26%	41%	40%	41%	72%	56%

See footnote summary on page 24.

THE IBERO-AMERICA FUND •	23

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

See notes to financial statements.

24	• THE IBERO-AMERICA FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Managed Distribution Policy

Until 2009, the Fund had a managed distribution policy under which the Fund distributed to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year.

If distributions under the managed distribution policy exceeded the Fund’s aggregate net investment income and net realized capital gains with respect to a given year, the difference generally constituted a return of capital to shareholders. A return of capital may occur when some or all of the money a shareholder invested in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution policy.

As previously announced, the Fund’s Board of Directors (the “Board”) approved the suspension of the Fund’s managed distribution policy. The Fund suspended payments under its managed distribution policy effective after the distribution made in the third quarter of 2009. On an annual basis, the Fund will continue to make distributions in order to meet distribution requirements under the Internal Revenue Code, if needed, in the fourth quarter.

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

THE IBERO-AMERICA FUND •	25

Additional Information

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant’s accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., c/o The Ibero-America Fund, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

26	• THE IBERO-AMERICA FUND

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Robert M. Keith, President and Chief Executive Officer

Luis Abril Perez(1)

Daniel de Fernando Garcia(1)

Inmaculada de Habsburgo-Lorena(1)

Antonio Eraso(1)

OFFICERS

Robert Alster, Senior Vice President

Liliana C. Dearth(2) , Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY10004

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Ms. Dearth is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted to the shareholders of The Ibero-America Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on January 6, 2011, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

THE IBERO-AMERICA FUND •	27

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares are available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”. Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and at www.nyse.com.

Managed Distribution Policy

For information about the Fund’s managed distribution policy, see “Managed Distribution Policy” on page 25.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

28	• THE IBERO-AMERICA FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE IBERO-AMERICA FUND •	29

AllianceBernstein Family of Funds

NOTES

30	• THE IBERO-AMERICA FUND

NOTES

THE IBERO-AMERICA FUND •	31

NOTES

32	• THE IBERO-AMERICA FUND

NOTES

THE IBERO-AMERICA FUND •	33

NOTES

34	• THE IBERO-AMERICA FUND

NOTES

THE IBERO-AMERICA FUND •	35

Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, “Alliance” or “we”) understand the importance of maintaining the confidentiality of our customers’ nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer’s name, address, social security number, assets and income) and (2) information about our customers’ transactions with us, our affiliates and others (including information such as a customer’s account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance’s privacy policy. We have policies and procedures to safe-guard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

THE IBERO-AMERICA FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IAF-0152-0511

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Ibero-America Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 25, 2011